UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 9, 2005


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of registrant as specified in charter)


          DELAWARE                   001-03761               75-0289970
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                  identification no.)


                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (972) 995-3773

                              ---------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(4c))

ITEM 8.01. Other Events

The Registrant's news release dated June 9, 2005, regarding developments in litigation between the Registrant and Qualcomm Incorporated, attached hereto as
Exhibit 99, is incorporated by reference herein.

ITEM 9.01. Exhibits

Designation of
Exhibit in
this Report          Description of Exhibit
------------         ----------------------

    99               Registrant's News Release
                     Dated June 9, 2005 (furnished pursuant to Item 8.01)

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This report includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this report that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the Company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Natural events such as severe weather and earthquakes in the locations in which TI, its customers or suppliers operate;

- Availability and cost of raw materials and critical manufacturing equipment;

- Changes in the tax rate applicable to TI as the result of changes in tax law, the jurisdictions in which profits are determined to be earned and taxed, the outcome of tax audits and the ability to realize deferred tax assets;

- Changes in the accounting treatment of stock options and other share-based compensation;

- Losses or curtailments of purchases from key customers and the timing and amount of distributor and other customer inventory adjustments;

-    Customer demand that differs from company forecasts;

- The financial impact of inadequate or excess TI inventories to meet demand that differs from projections;

- Product liability or warranty claims, or recalls by TI customers for a product containing a TI part;

-    TI's ability to recruit and retain skilled personnel; and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the Company's most recent Form 10-K. The forward-looking statements included in this report on Form 8-K are made only as of the date of this report, and the Company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEXAS INSTRUMENTS INCORPORATED



Date: June 10, 2005                By:   /s/ JOSEPH F. HUBACH
                                         --------------------------
                                         Joseph F. Hubach
                                         Senior Vice President,
                                         Secretary and
                                         General Counsel

                                                                      Exhibit 99
                                                                      ----------

NEWS RELEASE
C-05032

     DELAWARE SUPREME COURT RULES IN TI'S FAVOR, AFFIRMS LOWER COURT RULING

                      TI Retains Rights to Qualcomm Patents

     DALLAS (June 9, 2005) -- The Delaware Supreme Court has affirmed the ruling of the Delaware Court of Chancery, by a 5-0 vote, rejecting a claim by Qualcomm Incorporated that Texas Instruments Incorporated (TI) (NYSE:TXN) materially breached the parties' cross-license agreement.

Qualcomm had appealed a ruling by Chancellor William B. Chandler, III of the Delaware Court of Chancery, issued in June last year. In that ruling, the court rejected an assertion by Qualcomm that TI materially breached the cross-license agreement that has existed between the companies since December 2000. The Delaware Supreme Court heard the appeal April 20 and in its finding, dated June 8, affirmed the Court of Chancery ruling that no such material breach of the agreement occurred.

With Qualcomm having abandoned in August 2004 a previous claim for damages, the latest ruling disposes of all outstanding claims in the existing litigation between the parties. The license rights of each party under the cross-license agreement remain in effect.

"We are pleased that the Delaware Supreme Court has upheld the Court of Chancery's ruling in TI's favor on these issues. We believe that this was the correct outcome," said Senior Vice President and General Counsel Joseph F. Hubach.
                                    #   #   #
ABOUT TEXAS INSTRUMENTS

Texas Instruments Incorporated provides innovative DSP and Analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com.

SAFE  HARBOR

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Natural events such as severe weather and earthquakes in the locations in which TI, its customers or its suppliers operate;

- Availability and cost of raw materials and critical manufacturing equipment;

- Changes in the tax rate applicable to TI as a result of changes in tax law, the jurisdictions in which profits are determined to be earned and taxed, the outcome of tax audits and the ability to realize deferred tax assets;

- Changes in the accounting treatment of stock options and other share-based compensation;

- Losses or curtailments of purchases from key customers and the timing and amount of distributor and other customer inventory adjustments;

-    Customer demand that differs from company forecasts;

- The financial impact of inadequate or excess TI inventories to meet demand that differs from projections;

- Product liability or warranty claims, or recalls by TI customers for a product containing a TI part;

-    TI's ability to recruit and retain skilled personnel; and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of publication, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.